UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2011

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 28, 2011

Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

(HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Yield Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	13

Statement of operations	14

Statement of changes in net assets	15

Financial highlights	16

Notes to financial statements	17

Board approval of management and subadvisory agreements	26

Dividend reinvestment plan	31

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the period from the Fund’s commencement of operations on October 27, 2010 through February 28, 2011 (the “reporting period”). Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2011

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand during the period from the Fund’s commencement of operations on October 27, 2010 through February 28, 2011 (the “reporting period”). As the reporting period progressed, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%.

Turning to the job market, the unemployment rate moved lower during the last three months of the reporting period, though it remained elevated. The unemployment rate fell from 9.8% in November 2010 to 9.4% in December and 9.0% in January 2011. It then dipped to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in February 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined 9.6% in February and the inventory of unsold homes was an 8.6 month supply at the current sales level, versus a 7.5 month supply in January. In addition, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $156,100 in February 2011, down 5.2% from February 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown nineteen consecutive months since it began expanding in August 2009. After reaching a six-year

IV	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary (cont’d)

peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4.

Financial market overview

Leading up to the beginning of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced a sharp sell-off in mid-November and again in mid-February 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in March 2011, the Fed said it “will maintain the target range for the federal funds rateiv at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rate for an extended period.”

Fixed-income market review

After a solid start for most spread sectors (non-Treasuries), they started to weaken toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors largely regained their footing as the reporting period progressed, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, and geopolitical unrest in Egypt and Libya.

Western Asset High Yield Defined Opportunity Fund Inc.	V

During the reporting period, both short- and long-term Treasury yields fluctuated but, overall, moved higher. When the reporting period began, two- and ten-year Treasury yields were 0.40% and 2.75%, respectively. Treasury yields initially moved lower, with two- and ten-year Treasuries hitting their lows for the reporting period of 0.33% and 2.53%, respectively, on November 4, 2010. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya. When the period ended on February 28, 2011, two- and ten-year Treasury yields were 0.69% and 3.42%, respectively. During the reporting period, the Barclays Capital U.S. Aggregate Indexv returned -0.90%.

The U.S. high-yield bond market produced solid results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi returned 4.44% during the reporting period.

The emerging market debt asset class performed poorly during the reporting period. Prior to the beginning of the period, emerging market debt had generated strong results given strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. However, during most of the reporting period, investor concerns regarding interest rate hikes in China and unrest in Tunisia, Egypt and Libya dragged the asset class down. All told, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned -3.45% during the reporting period.

Performance review

For the period from its commencement of operations on October 27, 2010 through February 28, 2011, Western Asset High Yield Defined Opportunity Fund Inc. returned 6.59% based on its net asset value (“NAV”)viii and -3.38% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Componentix and the Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Componentx, returned 4.58% and 7.34%, respectively, over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averagexi returned 5.59% for the period from October 31, 2010 through February 28, 2011. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $0.44 per share, which may have included a return of capital. The performance table on the following page shows the Fund’s total return since its commencement of operations based on its NAV and market price as of February 28, 2011. Past performance is no guarantee of future results.

VI	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary (cont’d)

Performance Snapshot

as of February 28, 2011 (unaudited)

Price Per Share	Total Return* Since Commencement of Operations**
$19.85 (NAV)	6.59%
$18.88 (Market Price)	-3.38%

All figures represent past performance and are not a guarantee of future results.

*              Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

**       The Fund commenced operations on October 27, 2010.

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2011

RISKS: The Fund’s investments are subject to credit risk, inflation risk, and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Yield Defined Opportunity Fund Inc.	VII

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi           The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii        The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii     Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix            The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The B Component is comprised of B-rated securities included in this Index.

x               The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

xi            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from October 31, 2010 through February 28, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 9 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†           The bar graph above represents the composition of the Fund’s investments as of February 28, 2011 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — February 28, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

60% BC/40% BC	—	60% Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Component &
40% Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit
Non-$	—	Non-U.S. Dollar

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — February 28, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

60% BC/40% BC	—	60% Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Component &
40% Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit
Non-$	—	Non-U.S. Dollar

4	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

February 28, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 91.6%
Consumer Discretionary — 22.2%
Auto Components — 0.5%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	$ 2,279,194	(a)
Diversified Consumer Services — 0.6%
Realogy Corp., Senior Secured Notes	7.875%	2/15/19	620,000		625,425	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	680,000		668,100
Sotheby’s, Senior Notes	7.750%	6/15/15	1,300,000		1,439,750
Total Diversified Consumer Services					2,733,275
Hotels, Restaurants & Leisure — 9.7%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	3,000,000		3,165,000	(a)
CityCenter Holdings LLC / CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,890,000		1,984,500	(a)(b)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	3,000,000		3,382,500
Codere SA, Senior Secured Notes	8.250%	6/15/15	2,000,000	EUR	2,856,496	(a)
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	2,920,000		2,971,100	(a)
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	1,500,000		1,560,000
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,420,000
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	4,500,000		4,905,000
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	7,500,000		7,218,750
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,610,000		3,113,625
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	6,270,000		6,818,625	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,466,400	(a)
Total Hotels, Restaurants & Leisure					42,861,996
Household Durables — 1.9%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	1,220,000	GBP	2,062,623	(a)
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	840,000		789,600	(a)
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,000,000		4,300,000
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	960,000		1,017,600	(a)
Total Household Durables					8,169,823
Household Products — 0.2%
YCC Holdings LLC/Yankee Finance Inc., Senior Notes	10.250%	2/15/16	950,000		983,250	(a)(b)
Internet & Catalog Retail — 0.2%
Netflix Inc., Senior Notes	8.500%	11/15/17	850,000		966,875

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	5

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Leisure Equipment & Products — 0.7%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	2,000,000	EUR	$ 2,880,646	(a)
Media — 3.8%
Affinion Group Holdings Inc., Senior Notes	11.625%	11/15/15	3,000,000		3,127,500	(a)
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	1,500,000		1,556,250	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	1,000,000		1,022,500
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	4,900,000		5,243,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	400,000		432,000	(a)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	1,250,000	EUR	1,862,933	(a)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	729,593	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	2,850,000		2,853,563	(a)
Total Media					16,827,339
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,920,000		1,776,000
Road & Rail — 0.9%
Western Express Inc., Senior Secured Notes	12.500%	4/15/15	4,000,000		3,900,000	(a)
Specialty Retail — 2.1%
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,657,266	(a)
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	4,500,000		4,601,250
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	1,940,000		2,104,900	(a)
Total Specialty Retail					9,363,416
Textiles, Apparel & Luxury Goods — 1.2%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,251,043	(a)
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	810,000		822,150	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	300,000		315,000	(a)
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,988,500	(a)
Total Textiles, Apparel & Luxury Goods					5,376,693
Total Consumer Discretionary					98,118,507
Consumer Staples — 3.7%
Food Products — 2.9%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	1,920,000		1,948,800	(a)
Bumble Bee Acquisiton Co., Senior Secured Notes	9.000%	12/15/17	680,000		737,800	(a)
Harbinger Group Inc., Senior Secured Notes	10.625%	11/15/15	5,000,000		5,262,500	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,600,000		4,979,500	(a)
Total Food Products					12,928,600

See Notes to Financial Statements.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Tobacco — 0.8%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,175,000		$ 3,294,063
Total Consumer Staples					16,222,663
Energy — 8.5%
Energy Equipment & Services — 0.9%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	3,000,000		2,992,500	(a)
Laredo Petroleum Inc., Senior Notes	9.500%	2/15/19	1,100,000		1,155,000	(a)
Total Energy Equipment & Services					4,147,500
Oil, Gas & Consumable Fuels — 7.6%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	2,500,000		2,487,500
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	680,000		698,700	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.625%	10/15/18	360,000		384,300	(a)
Concho Resources Inc., Senior Notes	7.000%	1/15/21	330,000		346,500
CONSOL Energy Inc., Senior Notes	8.000%	4/1/17	1,890,000		2,060,100	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	4,110,000		4,099,725
Goodrich Petroleum Corp., Senior Notes	8.875%	3/15/19	650,000		649,187	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	2,070,000		2,070,000
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	2,500,000		2,681,250	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	4,000,000		4,500,000	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	920,000		924,600
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,660,000		1,867,500
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	4,250,000		4,250,000	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000		1,289,750
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	4,170,000		4,357,650	(b)
Venoco Inc., Senior Notes	8.875%	2/15/19	620,000		630,075	(a)
Total Oil, Gas & Consumable Fuels					33,296,837
Total Energy					37,444,337
Financials — 7.0%
Commercial Banks — 2.5%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	3,200,000		3,264,000	(a)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	500,000	GBP	845,337	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,310,000		1,332,925
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	7,000,000		5,407,500	(c)
Total Commercial Banks					10,849,762
Consumer Finance — 0.5%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	2,000,000		2,300,000

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	7

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — 3.7%
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	3,770,000		$ 4,118,725
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	2,000,000		2,290,000	(a)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	4,390,000		4,889,362
Polish Television Holding BV, Senior Secured Bonds	11.250%	5/15/17	1,600,000	EUR	2,424,627	(a)(d)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	1,060,000		1,075,900
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,150,000	EUR	1,589,918	(a)
Total Diversified Financial Services					16,388,532
Real Estate Management & Development — 0.3%
Countrywide Holdings Ltd., Senior Secured Notes	10.000%	5/8/18	790,000	GBP	1,290,684	(a)
Total Financials					30,828,978
Health Care — 4.8%
Health Care Providers & Services — 3.3%
Aviv Healthcare Properties LP, Senior Notes	7.750%	2/15/19	300,000		314,250	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,504,000		5,545,280
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	383,237	(a)(d)
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	3,400,000		3,595,500	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	530,000	EUR	747,829	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	2,610,000		2,107,575
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	3,130,000		2,034,500	(a)
Total Health Care Providers & Services					14,728,171
Health Care Technology — 0.7%
Multiplan Inc., Senior Notes	9.875%	9/1/18	2,750,000		2,973,438	(a)
Pharmaceuticals — 0.8%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	2,298,703	(a)
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	1,080,000		1,115,100	(a)
Total Pharmaceuticals					3,413,803
Total Health Care					21,115,412
Industrials — 13.3%
Aerospace & Defense — 2.7%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	3,000,000		3,221,250
Hawker Beechcraft Acquisition Co., Senior Notes	8.500%	4/1/15	3,470,000		2,802,025
Hawker Beechcraft Acquisition Co., Senior Toggle Notes	8.875%	4/1/15	2,000,000		1,630,000	(b)
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,200,000		4,368,000	(a)
Total Aerospace & Defense					12,021,275

See Notes to Financial Statements.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 1.8%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	710,000	$710,000
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	4,775,000	5,049,562	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,960,012	2,054,093
Total Airlines				7,813,655
Commercial Services & Supplies — 1.9%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,500,000	1,620,000	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	5,000,000	5,475,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,250,000	1,328,125	(a)
Total Commercial Services & Supplies				8,423,125
Construction & Engineering — 1.1%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	5,000,000	4,975,000	(a)
Electrical Equipment — 1.0%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,250,000	4,165,000	(a)
Marine — 0.6%
Navios Maritime Acquisition Corp./ Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,000,000	2,095,000	(a)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	680,000	683,400	(a)
Total Marine				2,778,400
Road & Rail — 1.6%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,400,000	1,407,000	(a)(b)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,470,000	1,543,500	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	1,686,000	1,753,440	(a)(d)
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	2,130,000	2,247,150	(a)
Total Road & Rail				6,951,090
Trading Companies & Distributors — 1.2%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	5,000,000	5,212,500
Transportation — 1.3%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,000,000	2,205,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,450,000	3,596,625	(a)
Total Transportation				5,801,625
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	490,000	510,825	(a)
Total Industrials				58,652,495

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	9

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 5.1%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,000,000		$3,442,500	(a)
IT Services — 1.9%
Ceridian Corp., Senior Notes	12.250%	11/15/15	2,000,000		2,135,000	(b)
First Data Corp., Senior Notes	10.550%	9/24/15	3,000,000		3,202,500	(b)
First Data Corp., Senior Notes	11.250%	3/31/16	3,000,000		2,910,000
Total IT Services					8,247,500
Semiconductors & Semiconductor Equipment — 2.4%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	5,000,000		5,462,500
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	5,000,000		5,425,000
Total Semiconductors & Semiconductor Equipment					10,887,500
Total Information Technology					22,577,500
Materials — 13.3%
Chemicals — 1.6%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	790,000		842,337	(a)
Ineos Group Holdings PLC, Senior Notes	7.875%	2/15/16	1,600,000	EUR	2,180,321	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	2,045,086	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,830,000		2,109,075
Total Chemicals					7,176,819
Containers & Packaging — 4.6%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,691,366	(a)
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	1,390,000		1,400,425	(a)
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	1,500,000	EUR	2,033,701	(a)
Packaging Dynamics Finance Corp., Senior Subordinated Notes	10.000%	5/1/16	1,370,000		1,459,050	(a)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	1,900,000	EUR	2,779,219	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	2,740,000		2,870,150	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	4,000,000		4,100,000
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,150,000	(a)(e)
Total Containers & Packaging					20,483,911
Metals & Mining — 3.0%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	780,000		853,125	(a)
Eco-Bat Finance PLC, Senior Bonds	10.125%	1/31/13	1,350,000	EUR	1,894,332	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	680,000		693,600	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,820,000		2,918,700	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,770,000		1,960,275	(a)

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,000,000		$2,675,000
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,904,000		2,056,320
Total Metals & Mining					13,051,352
Paper & Forest Products — 4.1%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,010,000		1,050,400	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		2,929,500
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	4,500,000		4,511,250
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	3,191,134	(a)
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	6,000,000		6,405,000
Total Paper & Forest Products					18,087,284
Total Materials					58,799,366
Telecommunication Services — 8.1%
Diversified Telecommunication Services — 5.6%
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	3,450,000		3,415,500
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,200,000	(a)
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	5,970,000		6,193,875
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	270,000		273,713	(b)
West Corp., Senior Notes	7.875%	1/15/19	1,570,000		1,615,137	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	3,000,000		3,105,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,245,000		4,987,875	(a)(b)
Total Diversified Telecommunication Services					24,791,100
Wireless Telecommunication Services — 2.5%
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	1,585,000		1,719,725	(a)
Cricket Communications Inc., Senior Notes	7.750%	10/15/20	2,000,000		1,920,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	7,000,000		7,315,000
Total Wireless Telecommunication Services					10,954,725
Total Telecommunication Services					35,745,825
Utilities — 5.6%
Electric Utilities — 1.4%
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,782,031		2,867,443
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,190,000		3,413,300
Total Electric Utilities					6,280,743
Independent Power Producers & Energy Traders — 4.2%
Dynegy Inc., Bonds	7.670%	11/8/16	2,960,000		2,878,600
Edison Mission Energy, Senior Notes	7.750%	6/15/16	2,000,000		1,800,000

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	11

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Independent Power Producers & Energy Traders — continued
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	2,000,000	$1,670,000
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	5,500,000	4,523,750	(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000	2,845,800	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,000,000	3,135,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442	1,651,429
Total Independent Power Producers & Energy Traders				18,504,579
Total Utilities				24,785,322
Total Corporate Bonds & Notes (Cost — $387,520,518)				404,290,405
Collateralized Senior Loans — 0.5%
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan (Cost — $2,175,000)	13.500%	10/15/17	2,000,000	2,216,250	(f)
Convertible Bonds & Notes — 2.5%
Consumer Discretionary — 1.2%
Diversified Consumer Services — 1.2%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	5,000,000	5,100,000	(a)(d)
Industrials — 0.6%
Marine — 0.6%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	2,845,000	2,652,962
Materials — 0.7%
Chemicals — 0.7%
Hercules Inc.	6.500%	6/30/29	4,000,000	3,150,000
Total Convertible Bonds & Notes (Cost — $10,584,036)				10,902,962
Sovereign Bonds — 3.3%
Argentina — 1.4%
Republic of Argentina, Discount Notes	8.280%	12/31/33	3,395,483	2,937,093
Republic of Argentina, Senior Notes	8.750%	6/2/17	3,030,000	3,067,875
Total Argentina				6,004,968
Venezuela — 1.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,970,000	4,313,325	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	4,196,220
Total Venezuela				8,509,545
Total Sovereign Bonds (Cost — $15,067,733)				14,514,513
		Expiration Date	Warrants
Warrants — 0.0%
Jack Cooper Holdings Corp. (Cost — $0)		12/15/17	1,686	75,870	*(d)
Total Investments before Short-Term Investments (Cost — $415,347,287)				432,000,000

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Goldman Sachs & Co., repurchase agreement dated 2/28/11; Proceeds at maturity — $1,125,006; (Fully collateralized by U.S. government agency obligations, 0.850% due 2/8/13; Market value — $1,123,594) (Cost — $1,100,000)	0.180%	3/1/11	1,100,000	$ 1,100,000
Total Investments — 98.1% (Cost — $416,447,287#)				433,100,000
Other Assets in Excess of Liabilities — 1.9%				8,440,568
Total Net Assets — 100.0%				$441,540,568

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security has no maturity date. The date shown represents the next call date.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
EUR — Euro
GBP — British Pound

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

February 28, 2011

Assets:
Investments, at value (Cost — $416,447,287)	$433,100,000
Foreign currency, at value (Cost — $90,548)	91,778
Cash	79,877
Interest receivable	9,324,967
Receivable for securities sold	3,094,918
Unrealized appreciation on forward foreign currency contracts	101,043
Total Assets	445,792,583

Liabilities:
Payable for securities purchased	3,670,902
Investment management fee payable	270,543
Unrealized depreciation on forward foreign currency contracts	141,959
Directors’ fees payable	630
Accrued expenses	167,981
Total Liabilities	4,252,015
Total Net Assets	$441,540,568

Net Assets:
Par value ($0.001 par value, 22,243,263 shares issued and outstanding; 100,000,000 shares authorized)	$ 22,243
Paid-in capital in excess of par value	423,911,295
Undistributed net investment income	967,796
Accumulated net realized gain on investments and foreign currency transactions	33,186
Net unrealized appreciation on investments and foreign currencies	16,606,048
Total Net Assets	$441,540,568

Shares Outstanding	22,243,263

Net Asset Value	$19.85

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Statement of operations (unaudited)

For the Period Ended February 28, 2011†

Investment Income:
Interest	$12,057,654
Less: Foreign taxes withheld	(2,927)
Total Investment Income	12,054,727

Expenses:
Investment management fee (Note 2)	1,153,568
Organization expenses	65,000
Directors’ fees	30,619
Audit and tax	25,485
Shareholder reports	19,564
Legal fees	18,655
Transfer agent fees	12,019
Stock exchange listing fees	8,500
Custody fees	7,514
Fund accounting fees	6,475
Miscellaneous expenses	3,204
Total Expenses	1,350,603
Less: Expense reimbursements (Note 2)	(65,000)
Net Expenses	1,285,603
Net Investment Income	10,769,124

Realized and Unrealized Gain (Loss) On Investments and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	708,063
Foreign currency transactions	(674,877)
Net Realized Gain	33,186
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,652,713
Foreign currencies	(46,665)
Change in Net Unrealized Appreciation (Depreciation)	16,606,048
Net Gain on Investments and Foreign Currency Transactions	16,639,234
Increase in Net Assets From Operations	$27,408,358

†  For the period October 27, 2010 (commencement of operations) through February 28, 2011.

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	15

Statement of changes in net assets

For the Period Ended February 28, 2011† (unaudited)	2011

Operations:
Net investment income	$ 10,769,124
Net realized gain	33,186
Change in net unrealized appreciation (depreciation)	16,606,048
Increase in Net Assets From Operations	27,408,358

Distributions to Shareholders From (Note 1):
Net investment income	(9,801,328)
Decrease in Net Assets From Distributions to Shareholders	(9,801,328)

Fund Share Transactions:
Net proceeds from sale of shares (22,189,177 shares issued)	422,925,916
Reinvestment of distributions (54,086 shares issued)	1,007,622
Increase in Net Assets From Fund Share Transactions	423,933,538
Increase in Net Assets	441,540,568

Net Assets:
Beginning of period	—
End of period*	$441,540,568
* Includes undistributed net investment income of:	$967,796

†  For the period October 27, 2010 (commencement of operations) through February 28, 2011.

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout the period ended February 28:

2011[1]
Net asset value, beginning of period	$19.06 [2]

Income from operations:
Net investment income	0.48
Net realized and unrealized gain	0.75
Total income from operations	1.23

Less distributions from:
Net investment income	(0.44)
Total distributions	(0.44)
Net asset value, end of period	$19.85
Market price, end of period	$18.88
Total return, based on NAV[3,4]	6.59%
Total return, based on market price[4]	(3.38)%
Net assets, end of period (millions)	$442

Ratios to average net assets:
Gross expenses[5]	0.94%
Net expenses[5,6]	0.89
Net investment income[5]	7.47
Portfolio turnover rate	19%

1       For the period October 27, 2010 (commencement of operations) through February 28, 2011 (unaudited).

2       Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

3       Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

4       The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

5       Annualized.

6       The investment manager has agreed to reimburse all organization expenses (Note 2).

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires

18	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$402,536,965	$1,753,440	$404,290,405
Collateralized senior loans	—	2,216,250	—	2,216,250
Convertible bonds & notes	—	5,802,962	5,100,000	10,902,962
Sovereign bonds	—	14,514,513	—	14,514,513
Warrants	—	—	75,870	75,870
Total long-term investments	—	$425,070,690	$6,929,310	$432,000,000
Short-term investments†	—	1,100,000	—	1,100,000
Total investments	—	$426,170,690	$6,929,310	$433,100,000
Other financial instruments:
Forward foreign currency contracts	—	$ 101,043	—	$ 101,043
Total	—	$426,271,733	$6,929,310	$433,201,043

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$141,959	—	$141,959

†  See Schedule of Investments for additional detailed categorizations.

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	19

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Convertible Bonds & Notes	Warrants	Total
Balance as of October 27, 2010	—	—	—	—
Accrued premiums/discounts	$ 515	$ 6,537	—	$ 7,052
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	82,391	596,595	$75,870	754,856
Net purchases (sales)	1,670,534	4,496,868	0	6,167,402
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of February 28, 2011	$1,753,440	$5,100,000	$75,870	$6,929,310
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2011[1]	$ 82,391	$ 596,595	$75,870	$ 754,856

1         This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as

20	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	21

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

22	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

As of February 28, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $141,959. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax position and has concluded that as of February 28, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	23

reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

LMPFA has agreed to pay (i) all the Fund’s organizational costs and (ii) the Fund’s offering costs, other than sales load, in excess of $0.04 per common share.

During the period ended February 28, 2011, LMPFA reimbursed organization expenses amounting to $65,000.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

24	Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the period ended February 28, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$479,455,408
Sales	65,410,026

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$18,425,692
Gross unrealized depreciation	(1,772,979)
Net unrealized appreciation	$16,652,713

At February 28, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Credit Suisse	250,180	$ 406,386	5/18/2011	$ 6,373
Euro	Credit Suisse	1,760,372	2,426,830	5/18/2011	59,129
					65,502
Contracts to Sell:
British Pound	Credit Suisse	2,000,000	3,248,748	5/18/2011	(11,647)
British Pound	UBS AG	1,000,000	1,624,374	5/18/2011	(14,234)
Euro	Citibank, N.A.	1,500,000	2,067,884	5/18/2011	5,731
Euro	Citibank, N.A.	1,950,000	2,688,249	5/18/2011	(2,843)
Euro	Credit Suisse	12,900,000	17,783,800	5/18/2011	29,810
Euro	JPMorgan Chase & Co.	4,000,000	5,514,357	5/18/2011	(20,917)
Euro	UBS AG	10,539,646	14,529,842	5/18/2011	(92,318)
					(106,418)
Net unrealized loss on open forward foreign currency contracts					(40,916)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2011.

ASSET DERIVATIVES1

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$101,043

Western Asset High Yield Defined Opportunity Fund Inc. 2011 Semi-Annual Report	25

LIABILITY DERIVATIVES1

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$141,959

1         Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended February 28, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(62,699)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Foreign Exchange Contracts Risk
Forward foreign currency contracts	$(40,916)

During the period ended February 28, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$ 566,643
Forward foreign currency contracts (to sell)	32,333,682

5. Distributions subsequent to February 28, 2011

On February 14, 2011, the Board of Directors of the Fund declared three distributions, each in the amount of $0.1470 per share, payable on March 25, 2011, April 29, 2011 and May 27, 2011 to shareholders of record on March 18, 2011, April 21, 2011 and May 20, 2011, respectively.

6. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

26	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Directors (the “Board”) of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) on August 11 and 12, 2010 (the “Organizational Meeting”), the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of this proposal, the Board at the Organizational Meeting considered the initial approval for a two-year period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services. At the Organizational Meeting, the Board also approved subadvisory agreements (individually, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Subadvisers” and Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Subadvisers.” The Subadvisers provide subadvisory services to the Fund pursuant to the Subadvisory Agreements. The Manager and the Subadvisers are wholly-owned subsidiaries of Legg Mason. The Directors of the Board who are not “interested persons” as defined in the 1940 Act (the “Independent Directors”) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive session at the Organizational Meeting separate from representatives of the Manager and Western Asset. At the Organizational Meeting, the Independent Directors received information (the “Contract Approval Information”) from the Manager and Western Asset relevant to their review of the Management Agreement and the Subadvisory Agreements. A presentation was made by the Manager and Western Asset at the Organizational Meeting regarding the Fund and the services to be provided by the Manager and the Subadvisers pursuant to the Management Agreement and the Subadvisory Agreements.

The discussion below covers both investment advisory and administrative functions rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment subadvisory functions rendered by the Subadvisers.

Western Asset High Yield Defined Opportunity Fund Inc.	27

Nature, extent and quality of the services to be provided to the fund under the management agreement and the subadvisory agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund by the Manager under the Management Agreement and by the Subadvisers under the Subadvisory Agreements. The Board also considered the Manager’s supervisory responsibilities under the Management Agreement in respect of the Subadvisers and Western Asset’s supervisory responsibilities under its Subadvisory Agreement with the Manager (the “Western Asset Subadvisory Agreement”) in respect of the Non-U.S. Subadvisers. The Board noted that the Fund is newly organized and had no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds under the supervision of the Board, including the Manager’s coordination and oversight of the activities of subadvisers and other service providers to those funds and Western Asset’s coordination and oversight of services provided to those funds by the Non-U.S. Subadvisers. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established by the Manager and the Subadvisers pursuant to the 1940 Act and reviewed the compliance programs and capabilities of the Manager and the Subadvisers with the CCO.

As a newly-organized fund, the Fund had no historical performance information available at the time of the Organizational Meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreement and the Subadvisory Agreements. The Board reviewed the investment objectives and policies of the Fund with the Manager and Western Asset and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Manager and Western Asset the Subadvisers’ experience and capabilities. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund.

The Board also considered the division of responsibilities of the Manager and the Subadvisers under the Management Agreement and the Subadvisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadvisers and others and Western Asset’s coordination and oversight of services provided by the Non-U.S. Subadvisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory responsibilities, provided that the Manager in each case will

28	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, management of Fund assets is provided by Western Asset pursuant to the Western Asset Subadvisory Agreement. The Western Asset Subadvisory Agreement permits Western Asset to delegate certain of Western Asset responsibilities, including its investment subadvisory duties thereunder, provided that Western Asset in each case will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Subadvisory Agreement, each Non-U.S. Subadviser helps provide certain subadvisory services to the Fund pursuant to a separate Subadvisory Agreement with Western Asset.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Subadvisers under the Subadvisory Agreements.

Management fees, expense ratios and profitability

The Board reviewed and considered the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and quality of the management services expected to be provided by the Manager and the Subadvisers to the Fund. The Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily net assets. The Board noted that the Manager, and not the Fund, is responsible for payment of the contractual subadvisory fees (the “Contractual Subadvisory Fees”) and, accordingly, that the retention of Western Asset would not increase the fees and expenses to be incurred by the Fund. Similarly, the Board noted that Western Asset, and not the Fund, is responsible for payment of the Contractual Subadvisory Fees to the Non-U.S. Subadvisers and, accordingly, that the retention of the Non-U.S. Subadvisers would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Subadvisers.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Manager discussed the expected expense ratio of the Fund and the costs of organization. The Manager discussed with the Board the Fund’s proposed underwriting arrangements. Among other things, underwriters were to receive a sales load of 4.50% of the offering

Western Asset High Yield Defined Opportunity Fund Inc.	29

price of each share. The Board noted a proposal by the Manager to pay (i) all of the Fund’s organizational expenses, and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share. As a newly-organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organizational Meetings, but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. The profitability to the Subadvisers was not considered to be a material factor in the Board’s consideration since their Contractual Subadvisory Fees are paid by the Manager, in the case of Western Asset, and by Western Asset, in the case of the Non-U.S. Subadvisers. Under the circumstances, the Board concluded that the profitability to the Manager projected in the pro forma information was reasonable but did not give such information significant weight in its evaluations.

Economies of scale

The Manager stated that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Board noted that the Manager, in the Contractual Management Fee, incorporates no breakpoints to reflect the potential for reducing the Contractual Management Fee as assets grow. The Board considered that, as a newly-organized fund, there was uncertainty regarding the ability of the Fund to attract assets and the rate of asset growth that will be achieved. In light of the uncertainties as to the growth of assets, the Board concluded that the Contractual Management Fee structure is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee was reasonable in light of the expense information presented and the nature, extent and quality of the services expected to be provided under the Management Agreement and the Subadvisory Agreements, respectively.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Subadvisers, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were not considered excessive.

Based on their discussions and considerations, including those described above, the Board, including the Independent Directors, approved the Management Agreement and each of the Subadvisory Agreements.

30	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and each of the Subadvisory Agreements.

Western Asset High Yield Defined Opportunity Fund Inc.	31

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

32	Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors	Western Asset High Yield Defined Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	55 Water Street	KPMG LLP
Daniel P. Cronin	New York, NY 10041	345 Park Avenue
Paolo M. Cucchi		New York, NY 10154
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC	Legal counsel
Chairman		Simpson Thacher & Bartlett LLP
William R. Hutchinson	Subadvisers	425 Lexington Avenue
Riordan Roett	Western Asset Management Company	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company Limited
	Western Asset Management Company Ltd	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	HYI
R. Jay Gerken, CFA
President and Chief Executive Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, MA 02111
Chief Compliance Officer
John Chiota	Transfer agent
Identity Theft Protection Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, NY 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•    Information we receive from you on applications and forms, via the telephone, and through our websites;

•    Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•    Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013399 4/11 SR11-1352

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2011